UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FIRSTBANK FINANCIAL SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

FIRSTBANK FINANCIAL SERVICES, INC.

120 Keys Ferry Street

McDonough, GA 30253

(678) 583-2265

April 14, 2006

Dear Shareholder:

You are cordially invited to attend our annual meeting of the shareholders of FirstBank Financial Services, Inc., which will be held at First Bank of Henry County at 120 Keys Ferry Street, McDonough, Georgia on Thursday, May 18, 2006, at 5:00 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

At the meeting, we will ask you to elect the nominees listed in this proxy statement as FirstBank Financial Services, Inc. directors. We will also report on our operations during the past year and the first quarter of 2006 as well as our plans for the future.

Accompanying this proxy statement is a copy of our Annual Report to Shareholders, as well as a copy of our Annual Report on Form 10-KSB (without exhibits).

Please take this opportunity to become involved in the affairs of FirstBank Financial Services, Inc., and our subsidiary bank, First Bank of Henry County. Whether or not you expect to be present at the meeting, please mark, date and sign the enclosed proxy and return it to us in the envelope provided as soon as possible. Returning the proxy will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

Sincerely,

J. Randall Dixon
President and Chief Executive Officer

FIRSTBANK FINANCIAL SERVICES, INC.

120 Keys Ferry Street

McDonough, GA 30253

(678) 583-2265

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 18, 2006

The annual meeting of shareholders of FirstBank Financial Services, Inc. will be held on Thursday, May 18, 2006, at 5:00 p.m. at First Bank of Henry County at 120 Keys Ferry Street, McDonough, for the following purposes:

(1)           To elect four (4) Class I Directors who will serve a three-year term expiring at the 2009 annual meeting; and

(2)           To transact any other business as may properly come before the meeting or any adjournments of the meeting.

The board of directors has set the close of business on April 7, 2006 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign and return the enclosed proxy as soon as possible. Promptly returning your proxy will help ensure the greatest number of shareholders are present at the meeting in person or by proxy.

If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

FIRSTBANK FINANCIAL SERVICES, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 18, 2006

INTRODUCTION

Time and Place of the Meeting

The board of directors of FirstBank Financial Services, Inc. (the “Company”) is furnishing this Proxy Statement to solicit proxies for use at the 2006 Annual Meeting of Shareholders of the Company to be held on Thursday, May 18, 2006 at 5:00 p.m. local time at First Bank of Henry County (the “Bank”) at 120 Keys Ferry Street, McDonough, Georgia and at any adjournment of the meeting.

Record Date and Mailing Date

The close of business on April 7, 2006 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this Proxy Statement and accompanying proxy card to shareholders on or about April 14, 2006.

Number of Shares Outstanding

As of the close of business on the Record Date, the Company had 10,000,000 shares of Common Stock, $5 par value, authorized, of which 2,359,753 shares were outstanding. Each outstanding share is entitled to one vote on all matters to be presented at the meeting.

VOTING AT THE ANNUAL MEETING

Procedures for Voting by Proxy

The accompanying proxy is for your use at the Annual Meeting if you are unable to attend in person or are able to attend but do not wish to vote in person. You should specify your choices with regard to the proposals on the proxy. If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified.

If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, the shares represented by your signed and dated proxy will be voted FOR each of the proposals described in this Proxy Statement. If any nominee for election to the board of directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Executive Committee of the board of directors. Alternatively, the board of directors may operate with a vacancy or reduce the size of the Board after the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon the matters according to their judgment. The board of directors is not aware of any other business to be presented for a vote of the shareholders at the Annual Meeting.

Revoking Your Proxy

Returning your proxy does not affect your right to vote in person if you attend the Annual Meeting. You can revoke your proxy at any time before it is voted by delivering to J. Randall Dixon, President of the Company, at 120 Keys Street, McDonough Georgia 30253, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

A quorum will be present at the meeting if a majority of the votes entitled to be cast are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

PROPOSAL

ELECTION OF DIRECTORS

The Company’s articles of incorporation provide for a staggered board of directors so that, as nearly as possible, one-third of the directors will be elected each year to serve three-year terms. The terms of each class expires at the annual meeting in the years indicated below and when their successors are elected and qualified. The board of directors recommends that the shareholders elect the nominees identified below to serve as Class I Directors for a three-year term expiring in 2009.

Director Nominees and Continuing Directors

The following table sets forth for each director:  (1) the person’s name, (2) his age at December 31, 2005, (3) the year he first became a director, and (4) his positions with the Company and the Bank other than as a director, and his other business experience for the past five years.

Director Nominees

Class I Directors

(Term Expiring 2009)

Name (Age)	Director Since*	Position and Business Experience

Larry D. Adams (54)	2000	Co-owner of Kabobs, a food service business; real estate developer.

Wiley A. Brown, Jr. (58)	2000	Retired Principal of McDonough Primary School.

Don H. Cagle (68)	2000

Licensed real estate broker and owner of Cagle & Associates, a real estate brokerage company; President, Secretary and Treasurer of Cagle & Associates, Inc., a real estate management, financial brokerage, and consulting company.

James Troy Chafin, III (53)	2000	State Court Judge.

Continuing Directors

Class II Directors

(Term Expiring 2007)

Name (Age)	Director Since*	Position and Business Experience

William Lee Craddock, Jr. (54)	2000	Vice President of Sales of Highway Materials, Inc.

Luther Martin Denney, III (63)	2000	Owner of Stockbridge Citgo.

Name (Age)	Director Since*	Position and Business Experience

James Randall Dixon (57)	2000	President and CEO and Director of the Company and the Bank; Former President of First National Bank of Henry County; associate of Care Craft Builders, L.L.C.

Class III Directors

(Term Expiring 2008)

Name (Age)	Director Since*	Position and Business Experience

Milton Stanley Goggins (44)	2000	Owner of T&M Body Shop and Tire Company.

Richard Allen Grimes (76)	2000	Retired Lieutenant Colonel in United States Army; Founder of Richard A. Grimes Realty Co. and Richard A. Grimes Real Estate School.

Larry Max Phillips (53)	2000	President of Larry Phillips Construction, Inc.

*All directors have served as directors of the Bank since its organization on September 5, 2000. The Bank began its banking operations on January 28, 2002. The Company was incorporated on May 24, 2004 and became the holding company of the Bank on February 1, 2005.

Recommendation

The board of directors recommends that you vote FOR the election of each director nominee named above.

Executive Officers

The following table sets forth for each executive officer (who is not a director of the Company) (1) the person’s name, (2) his or her age or December 31, 2005, (3) the year he or she became an officer, and (4) his or her position with the Company and the Bank.

Name (Age)	Officer Since	Position with the Company and the Bank

Thaddeus M. Williams (48)	2001	Executive Vice President and Senior Lending Officer of the Bank.

Lisa J. Maxwell (39)	2001	Senior Vice President and Chief Financial Officer of the Company and the Bank.

Meetings and Committees of the Board

During the year ended December 31, 2005, the Board of Directors of the Company held 13 meetings. All incumbent directors attended at least 75% of the total number of Board meetings.

Compensation Committee. The Board of Directors has established a Compensation Committee, which is responsible for establishing targets and awards for any incentive compensation plan, reviewing salary ranges and fringe benefits, and reviewing and approving remuneration of the executive officers. The Compensation Committee members are:  James T. Chafin, III (Chairman), Don H. Cagle and J. Randall Dixon. During the fiscal year ended December 31, 2005, the Compensation Committee held three meetings. Also, the Compensation Committee is responsible for administering the Company’s 2000 Stock Incentive Plan, including granting awards of stock-based compensation pursuant to the plan.

Nominating Committee. The Company does not have a standing nominating committee for director nominees and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. Each of our directors is an independent director under the National Association of Securities Dealers’ (“NASD”) definition of “independent director,” with the exception of J. Randall Dixon. Since the Company is a small business issuer and only one of our directors is not independent, management believes a standing nominating committee for director nominees is not necessary.

Audit Committee. The Board of Directors has established an Audit Committee, which recommends to the Board of Directors the independent public accountants to be selected to audit the Company’s annual financial statements, evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and plan, and determines that all audits and exams required by law are performed fully, properly, and in a timely fashion. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee members are:  Richard A. Grimes (Chairman), Wiley A. Brown, Jr., James T. Chafin, III and Larry M. Phillips. Each of these members meets the requirement for independence as defined by the NASD listing standards. Although none of the Audit Committee Members meets the criteria specified under applicable SEC regulations for an “Audit Committee financial expert,” the Board believes that each committee member has the financial knowledge, business experience and independent judgment necessary to serve effectively on the Audit Committee. During the fiscal year ended December 31, 2005, the Audit Committee held five meetings.

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of the Company’s 2005 audited consolidated financial statements.

•    The Audit Committee has reviewed and discussed the Company’s 2005 audited consolidated financial statements with management;

•    The Audit Committee has discussed with the independent auditors Mauldin & Jenkins, LLC the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements;

•    The Audit Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor’s independence from the corporation and its related entities) and has discussed with the auditors the auditors’ independence from the Company; and

•    Based on review and discussions of the Company’s 2005 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s 2005 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB.

March 22, 2006	Audit Committee:	Richard A. Grimes (Chairman)
Wiley A. Brown, Jr.
James T. Chafin, III
Larry M. Phillips

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16 of the Securities and Exchange Act of 1934 requires the Company’s officers, directors and greater than 10% shareholders (“Reporting Persons”) to file certain reports (“Section 16 Reports”) with respect to their beneficial ownership of the Company’s securities. Based on our review of the Section 16 Reports furnished to us by our Reporting Persons, all of our directors and executive officers complied with all Section 16(a) reporting requirements.

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to all directors, officers and employees. A copy of the Code of Ethics may be obtained, without charge, upon written request addressed to FirstBank Financial Services, Inc., 120 Keys Ferry Street, McDonough, Georgia 30253, Attn: Corporate Secretary. The request may be delivered by letter to the address set forth above or by fax to the attention of the Company’s Corporate Secretary at (678) 583-2255.

EXECUTIVE COMPENSATION

The following table set forth certain information concerning the annual and long-term compensation for services in all capacities to the Company and the Bank for the fiscal years 2005, 2004 and 2003 of our President and Chief Executive Officer, Executive Vice President and Senior Lending Officer, and Senior Vice President and and Chief Financial Officer. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2005.

Summary Compensation Table

		Annual Compensation				Long Term Compensation Awards
Name and Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Securities Underlying Options/ SARs (#)
J. Randall Dixon	2005	157,500	94,500	54,001	(1)	23,774
President, Director and Chief	2004	150,000	15,000	31,825	(1)	0
Executive Officer	2003	120,000	0	32,358	(1)	0

Thaddeus M. Williams	2005	152,250	91,350	29,590	(2)	14,500
Executive Vice President	2004	145,000	10,000	23,428	(2)	0
	2003	100,000	0	18,444	(2)	0

Lisa J. Maxwell	2005	105,000	21,000	18,233	(3)	6,955
Senior Vice President and	2004	100,000	7,500	10,000	(3)	0
Chief Financial Officer	2003	75,000	0	0		0

(1)	Consists of payment on life and health insurance policies, car allowance, membership dues. Mr. Dixon also receives fees for attending Board and committee meetings in his capacity as a director.

(2)

Consists of payment on life and health insurance policies, car allowance, membership dues. Beginning in 2004, Mr. Williams began receiving fees for attending Board meetings. In 2005, Mr. Williams received $1,600 for attending Board of Directors meetings.

(3)

Consists of payment on life and health insurance policies. Beginning in 2004, Ms. Maxwell began receiving fees for attending Board meetings. In 2005, Ms. Maxwell received $1,500 for attending Board of Directors meetings.

The following tables set forth information at December 31, 2005, and for the fiscal year then ended, concerning stock option grants to executive officers listed in the Summary Compensation Table. The Company has not granted any stock appreciation rights, restricted stock or stock incentives other than stock options and warrants.

Option Grants in Fiscal Year 2005

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price Per Share ($)	Expiration Date
J. Randall Dixon	23,774	34	16.42	December 30, 2015
Thaddeus M. Williams	14,500	21	16.42	December 30, 2015
Lisa J. Maxwell	6,955	10	16.42	December 29, 2015

Mr. Dixon and Mr. Williams’ options were fully vested at the date of grant. Mrs. Maxwell’s options vest in three equal installments from the anniversary date of her employment agreement.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows the number of shares underlying stock options held by the executive officers named in the summary compensation table. No stock options were exercised in 2005 by the executive officer named in the summary compensation table.

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the Money Options at December 31, 2005(1)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
J. Randall Dixon	0	0	43,774	0	$128,400	$0
Thaddeus M. Williams	0	0	29,500	0	$96,300	$0
Lisa J. Maxwell	0	0	2,319	4,636	$0	$0

(1)    As of December 31, 2005, the market price of our common stock was $16.42 per share.

Employment Agreements

J. Randall Dixon. Effective April 30, 2004, the Bank entered into an employment agreement with J. Randall Dixon, which provides that he will serve as President and Chief Executive Officer of the Company and the Bank. The agreement was amended on December 29, 2005. Under the terms of the employment agreement, the Company will pay Mr. Dixon an annual base salary (as may be adjusted annually) and, subject to Mr. Dixon’s satisfactory performance, an annual bonus payment up to a maximum of 70% of his base salary and the grant of a stock option to purchase up to a maximum of 14,000 shares of our common stock, both of which will be determined based on pre-established performance goals identified in the addendum to the employment agreement.

The addendum to Mr. Dixon’s employment agreement also provides for a grant of (1) an incentive option to purchase 2,030 shares of the Company’s stock; (2) a non-qualified option to purchase 7,244 shares on or before December 31, 2005, and (3) a stock option (to be classified as an incentive or non-qualified option, as the parties may agree)to purchase 20,576 shares of common stock, all of said options granted at a purchase price of fair market value of our common stock.

Mr. Dixon’s addendum to the employment agreement also provides for annual grants of an option to purchase 2,500 shares on each anniversary of the effective date of the employment agreement pursuant to the 2000 Stock Incentive Plan.

Mr.  Dixon will be provided with the use of an automobile, of a make and model determined by the Company, for business and personal use for which the Company will pay operating, maintenance and related automobile expenses.

The initial term of Mr. Dixon’s employment agreement is four years. At the end of four years, the term will be automatically extended for successive 12-month periods unless either party gives notice that the automatic renewals will cease.

The Company is obligated to pay Mr. Dixon his base salary for 36 months if one of the following events occurs:

•    The Company terminates Mr. Dixon’s employment without cause; or

•    Mr. Dixon terminates his employment for cause.

If Mr. Dixon becomes disabled, the Company may terminate the employment agreement and will be obligated to pay Mr. Dixon for 36 months or, if earlier, until the date Mr. Dixon begins receiving payments under the Company’s long-term disability policy.

Additionally, if, following a change of control, Mr. Dixon terminates his employment for cause or the Company terminates Mr. Dixon’s employment without cause, Mr. Dixon will be entitled to a lump sum severance payment equal to three times his annual base salary. “Cause” is defined in Mr. Dixon’s employment agreement.

During the term of the employment agreement and for six months following Mr. Dixon’s termination by the Company for cause or termination by Mr. Dixon without cause or in connection with a change of control, Mr. Dixon is prohibited from competing with the Bank and soliciting the Company’s customers or employees.

Thaddeus M. Williams. Effective April 30, 2004, the Bank entered into an employment agreement with Thaddeus M. Williams, which provides that he will serve as Executive Vice President and Senior Lending Officer. The agreement was amended on December 29, 2005. Under the terms of the employment agreement, the Company will pay Mr. Williams an annual base salary (as may be adjusted annually) and, subject to the evaluation of Mr. Williams’ performance by the Board of Directors, a one-time bonus payment of $10,000 upon the Company’s attainment of cumulative profitability for a period of three consecutive months. Mr. Williams is also eligible to receive annual bonus compensation up to a maximum of 70% of his base salary and the grant of a stock option to purchase up to a maximum of 14,000 shares of our common stock, both of which shall be determined based on pre-established performance goals identified in the employment agreement. Mr. Williams may also receive a discretionary bonus based on his performance and the Bank’s profitability, earnings growth, and asset quality. The agreement provides for the Company to grant a stock option to Mr. Williams to purchase 2,500 shares of our common stock. The Company provides Mr. Williams with an automobile allowance in the amount of $500 per month.

The initial term of Mr. Williams’ employment agreement is three years. At the end of three years, the term will be automatically extended for successive 12-month periods unless either party gives notice that the automatic renewals shall cease.

The Company is obligated to pay Mr. Williams his base salary for 24 months if one of the following events occurs:

•    The Company terminates Mr. Williams’ employment without cause; or

•    Mr. Williams terminates his employment for cause.

If Mr. Williams becomes disabled, the Company may terminate the employment agreement and will be obligated to pay Mr. Williams for 24 months or, if earlier, until the date Mr. Williams begins receiving payments under the Company’s long-term disability policy.

Additionally, if, following a change of control, Mr. Williams terminates his employment for cause or the Company terminates him without cause, Mr. Williams will be entitled to a lump sum severance payment equal to three times his annual base salary. “Cause” is defined in Mr. Williams’ employment agreement.

During the term of the employment agreement and for 12 months following Mr. Williams’ termination by the Company for cause or termination by Mr. Williams without cause or in connection with a change of control, Mr. Williams is prohibited from competing with the Bank. During the term of the employment agreement and for six months following Mr. Williams’ termination by the Company for cause or termination by Mr. Williams without cause or in connection with a change of control, Mr. Williams is prohibited from soliciting the Company’s employees.

Lisa J. Maxwell. Effective February 23, 2004, the Bank entered into an employment agreement with Lisa J. Maxwell, which provides that she will serve as Vice President (she has now been promoted to Senior Vice President) and Chief Financial Officer. The agreement was amended on December 29, 2005. Under the terms of the employment agreement, the Company will pay Ms. Maxwell an annual base salary (as may be adjusted annually). The agreement provides that the

Company will grant Ms. Maxwell an incentive stock option to purchase 5,000 shares of common stock at a purchase price of fair market value of our common stock. The option generally will become vested and exercisable in equal, annual increments over a three-year period, commencing on the first anniversary of the option grant date and continuing for the next two successive anniversaries.

The initial term of Ms. Maxwell’s employment agreement is three years. At the end of three years, the term will be automatically extended for successive 12-month periods unless either party gives notice of that the automatic renewals will cease.

The Company is obligated to pay Ms. Maxwell her base salary for 12 months if one of the following events occurs:

•    The Company terminates Ms. Maxwell’s employment without cause; or

•    Ms. Maxwell terminates her employment for cause.

If Ms. Maxwell becomes disabled, the Company may terminate the employment agreement and will be obligated to pay Ms. Maxwell for 12 months or, if earlier, until the date Ms. Maxwell begins receiving payments under the Company’s long-term disability policy.

Additionally, if, following a change of control, Ms. Maxwell terminates her employment for cause or the Company terminates her without cause, Ms. Maxwell will be entitled to a lump sum severance payment equal to one times her annual base salary. “Cause” is defined in Ms. Maxwell’s employment agreement.

During the term of the agreement and for six months following its termination under specified circumstances, Ms. Maxwell’s termination by the Company for cause or termination by Ms. Maxwell without cause or in connection with a change of control, Ms. Maxwell is prohibited from competing with the Bank and soliciting customers or employees of the Company.

Director Compensation

The members of our Board of Directors receive $500 per month for their service on the Board. The Chairman of the Board of Directors receives $750 per month. The Board members receive $200 for each Board meeting attended and the Board Chairman receives $300 for each Board meeting attended. The Board members receive $150 for each committee meeting attended and the chairman of each committee receives $200 for each committee meeting attended. In 2004, the Board approved the creation of a plan to compensate its directors with options to purchase stock in the event the Bank meets a certain return on assets and the director has attended at least 90% of the meetings of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCK MATTERS

The following table lists, as of March 15, 2006, the number of shares of common stock beneficially owned by:  (a) our current directors; (b) each executive officer listed in the Summary Compensation Table; (c) all current executive officers and directors as a group; and (d) each person known by the Company to be the beneficial owner of more than 5% of our issued and outstanding common stock. The information shown below is based upon information furnished to us by the named persons.

Information relating to beneficial ownership of the Company is based upon “beneficial ownership” concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated in the “Nature of Beneficial Ownership” column, each person is the record owner of and has sole voting and investment power with respect to this or her shares.

Name	Number of Shares		Number of Shares Subject to Options/ Warrants Exercisable within 60 Days	Aggregate Number of Shares	Percent Of Class	Nature of Beneficial Ownership

Don H. Cagle	34,375	(1)	13,850	48,225	2.0	Consists of (a) 27,500 shares held by Mr. Cagle; (b) 5,500 shares held jointly with his spouse; and (c) 1,375 shares held by an LLC of which each director is a member.

James Randall Dixon	57,096	(1)	97,519	154,615	6.5

Consists of (a) 13,463 shares held by Mr. Dixon; (b) 34,693 shares held jointly with his spouse; (c) 7,565 shares held by Mr. Dixon’s spouse; and (d) 1,375 shares held by an LLC of which each director is a member.

Larry D. Adams	61,105	(1)	24,300	85,405	3.6	Consists of (a) 56,177 shares held by Mr. Adams; (b) 3,553 shares held by Mr. Adams under the Profit Sharing Plan; and (c) 1,375 shares held by an LLC of which each director is a member.

Name	Number of Shares		Number of Shares Subject to Options/ Warrants Exercisable within 60 Days	Aggregate Number of Shares	Percent Of Class	Nature of Beneficial Ownership

Wiley A. Brown, Jr.	43,535	(1)	15,775	59,310	2.5	Consists of (a) 5,993 shares held by Mr. Brown; (b) 32,879 shares held Mr. Brown as trustee for Canon Properties LLC; and (c) 1,375 shares held by an LLC of which each director is a member.

James Troy Chafin, III	25,850	(1)	19,900	45,750	1.9	Consists of (a) 24,475 shares held by Mr. Chafin; and (b) 1,375 shares held by an LLC of which each director is a member.

William Lee Craddock, Jr.	42,870	(1)	29,250	72,120	3.0	Consists of (a) 36,142 shares held by Mr. Craddock; (b) 5,353 shares held jointly with his spouse; and (c) 1,375 shares held by an LLC of which each director is a member.

Luther Martin Denney, III	21,839	(1)	18,030	39,869	1.6	Consists of (a) 6,384 shares held by Mr. Denney; (b) 14,080 shares held jointly with spouse; and (c) 1,375 shares held by an LLC of which each director is a member.

Milton Stanley Goggins	24,035	(1)	22,100	46,135	1.9	Consists of (a) 22,000 shares held by Mr. Goggins; (b) 660 shares held jointly with his daughter; and (c) 1,375 shares held by an LLC of which each director is a member.

Richard Allen Grimes	35,995	(1)	13,850	49,545	2.0	Consists of (a) 33,000 shares held by Mr. Grimes; (b) 1,650 shares held as custodian for the benefit of his grandchildren; and (c) 1,375 shares held by an LLC of which each director is a member.

Larry Max Phillips	38,747	(1)	23,475	62,222	2.6	Consists of (a) 26,897 shares held by Mr. Phillips; (b) 10,475 shares held jointly with spouse; and (c) 1,375 shares held by an LLC of which each director is a member.

Executive Officers Not Also Directors

Lisa J. Maxwell	110		5,112	5,222.2		Consists of 110 shares held jointly with spouse.

Thaddeus M. Williams	1,980	(1)	31,256	33,236	1.4	Consists of (a) 330 shares held by Mr. Williams; (b) 275 shares held by Mr. Williams’ spouse; and (c) 1,375 shares held by an LLC of which each director is a member.

Name	Number of Shares		Number of Shares Subject to Options/ Warrants Exercisable within 60 Days	Aggregate Number of Shares	Percent Of Class	Nature of Beneficial Ownership

Directors and Executive Officers as a group (12 persons)	373,787	(1)	314,417	688,204	29.2

(1)     Each of the directors and Mr. Williams beneficially own 1,375 shares held by an LLC. Those shares are included for each director’s number of shares beneficially owned and for Mr. Williams’ number of shares beneficially owned. The shares are included one time in the calculation of total shares held by directors and are not included in the total number of shares held by executive officers.

2000 Stock Incentive Plan Information

The following table sets forth information regarding the number of shares subject to options issued and reserved for future issuance under the 2000 Stock Incentive Plan. The 2000 Stock Incentive Plan was adopted by the Board of Directors on December 10, 2001 and approved by the shareholders on June 20, 2002. On May 19, 2005, the shareholders amended the Plan to increase the number of shares reserved under the Plan from 100,000 to 250,000 and to provide that shares issued pursuant to awards under the Plan would be shares of FirstBank Financial Services, Inc. The Company does not maintain any other equity compensation plan.

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of shares remaining available for future issuance under the Plan (excludes outstanding options)

Equity compensation plans approved by security holders	138,499	$12.78	111,501

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our directors and executive officers, their immediate family members and other companies and entities associated with them, have been customers of and have had banking transactions with the Bank. They are expected to continue these relationships in the future. In management’s opinion, these loans (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated persons and (c) did not involve more than a normal risk of uncollectibility or present other unfavorable features.

In the case of all related party transactions, each is approved by a majority of the directors, including a majority of the directors who do not have an interest in the transaction.

INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Mauldin & Jenkins, LLC has served as the Company’s principal accountants for the fiscal year ending December 31, 2005. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The following table shows the amounts paid by the Company to its independent auditors for the last two fiscal years.

Category	2005	2004

Audit Fees	$50,750	$46,114
Audit Related Fees	0	0
Tax Fees	6,000	4,500
Other Fees	0	0
Total	$56,750	$50,614

Audit Fees

Audit fees represent fees billed by Mauldin & Jenkins, LLC for professional services rendered in connection with the audit of the Bank’s annual financial statements, internal controls over financial reporting, and review of financial statements included in the Company’s quarterly reports.

Tax Fees

Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered for preparation of federal and state income tax returns.

The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of the Company’s principal accountant.

The fees billed by Mauldin & Jenkins, LLC were pre-approved by the audit committee for the Company in accordance with the policies and procedures of the audit committee. The audit committee pre-approves all audit and the majority of non-audit services provided by the Company’s independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2005, 100% of the fees incurred were pre-approved.

DIRECTOR NOMINATIONS

The full board of directors of the Company participates in the consideration of director nominees. The board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Company, and professionals in the financial services and other industries. Similarly, the board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee’s business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the board deems relevant.

In accordance with the Company’s bylaws, a shareholder may nominate persons for election as directors if written notice to the Secretary of the Company of the nomination is received at the principal executive offices of the Company no less than 30 days prior to the date of the annual meeting; provided, however, if less than 40 days’ notice or prior public disclosure of the meeting date is given, the notice must be received no later than the close of business on the 10th day following the date on which the notice was mailed or such public disclosure was made. The notice must set forth:

(1)           with respect to the nominee(s), all information regarding the nominee(s) required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934 (including each nominee’s written consent to be named in a proxy statement as a nominee and to serve as a director if elected);

(2)           the name and address of the shareholder making the nomination, as they appear on the books of the Company; and

(3)           the class and number of shares of the Company capital stock beneficially owned by the shareholder making the nomination.

The officer presiding at meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing requirements and therefore will be disregarded.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Shareholder Proposals. Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by the Company no later than December 1, 2006, to be included in the 2007 proxy materials. A shareholder must notify the Company before March 15, 2007 if the shareholder has a proposal to present at the 2007 annual meeting which the shareholder intends to present other than by inclusion in the Company’s proxy material. If the Company does not receive notice prior to March 15, 2007, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such proposal.

Shareholder Communications. Shareholders wishing to communicate with the board of directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and by sending it to the secretary of the Company at the Company’s principal office at 120 Keys Ferry Street, McDonough, Georgia 30253. The Secretary will promptly forward such communications to the applicable director or to the chairman of the board for consideration at the next scheduled meeting.

Attendance at Annual Meeting. Although the Company does not have a policy regarding the Board of Directors’ attendance at the annual meeting, directors are expected to attend the meeting. All directors attended the 2005 Annual Meeting.

OTHER MATTERS

The board of directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matters other than the election of directors and matters to related to the election should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

Whether or not you can attend the meeting, please complete, sign, date and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

ADDITIONAL INFORMATION

The information contained in this proxy statement speaks only as of its date unless the information specifically indicates that another date applies.

The Company files periodic reports with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934. The Company will be pleased to make its Annual Report on Form 10-KSB available without charge to interested persons. A copy of the Form 10-KSB (without exhibits) is accompanying this proxy statement. Written requests should be directed to Lisa J. Maxwell, Chief Financial Officer, FirstBank Financial Services, Inc., 120 Keys Ferry Street, McDonough, GA 30253.

FIRSTBANK FINANCIAL SERVICES, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, MAY 18, 2006

The undersigned hereby appoints Thaddeus M. Williams and Lisa J. Maxwell, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of FirstBank Financial Services, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at First Bank of Henry County, located at 120 Keys Ferry Street, McDonough, Georgia 30253, and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL:	To elect the four (4) persons listed below to serve as Class I Directors of FirstBank Financial Services, Inc. for a three-year term:

	Larry D. Adams	Don H. Cagle
	Wiley A. Brown, Jr.	James T. Chafin, III

☐	FOR all nominees listed above (except as ☐	WITHHOLD authority to vote for all nominees
	indicated below)	listed above

INSTRUCTION:  To withhold authority for any individual nominee, mark “FOR” above, and write the nominee’s name in this space _________________________________________________________________________________________.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction to the contrary is indicated, it will be voted FOR all of the proposals.

Discretionary authority is hereby conferred as to all other matters which may come before the annual meeting.

If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s) of Shareholder(s)

Name(s) of Shareholders(s)

Date:		, 2006
(Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

I WILL __________                                 WILL NOT ___________  ATTEND THE ANNUAL SHAREHOLDERS MEETING.

PLEASE RETURN PROXY AS SOON AS POSSIBLE